SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
April 4, 2007
Date of Report (date of earliest event reported)
ALTIRIS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-49793	87-0616516

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
588 West 400 South
Lindon, Utah 84042
(Address of principal executive offices)
(801) 805-2400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.1
Item 8.01. Other Events
     On April 4, 2007, Altiris, Inc., a Delaware corporation (the “Registrant”) issued a press release announcing that the Registrant’s stockholders had approved the pending acquisition of the Registrant by Symantec. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits.
99.1      Press Release dated April 4, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTIRIS, INC.

	By:	/s/ Gregory S. Butterfield

Gregory S. Butterfield
President and Chief Executive Officer

Dated: April 4, 2007

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated April 4, 2007.